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                                  KENT FUNDS


                         Supplement dated July 1, 1999
                                    to the
                         Prospectus Dated May 1, 1999


Kent Growth and Income Fund          Kent Short Term Bond Fund
Kent Index Equity Fund               Kent Tax-Free Income Fund
Kent Large Company Growth Fund       Kent Intermediate Tax-Free Fund
Kent Small Company Growth Fund       Kent Michigan Municipal Bond Fund
Kent International Growth Fund       Kent Money Market Fund
Kent Income Fund                     Kent Government Money Market Fund
Kent Intermediate Bond Fund          Kent Michigan Municipal Money Market Fund



         Effective July 1, 1999 Kent Funds Distributors, Inc. ("Distributor"), having its principal place of business at 3435 Stelzer Road, Columbus, Ohio 43219, assumes the duties as Distributor for the Funds from BISYS Fund Services.

         Shareholders should continue to direct telephone calls and mail to the numbers and address(es) referenced in the Funds' Prospectus.


         The first sentence in the third paragraph on page 33 is hereby deleted in its entirety and replaced with the following: "Your order for purchase, sale or exchange of shares is priced at the next NAV calculated after your order is received in good order by the Fund on any day that the New York Stock Exchange is open for business."